                                                   S&C DRAFT OF AUGUST 1, 1996



                  DOLE FOOD AUTOMATIC COMMON EXCHANGE SECURITY TRUST

                     $  .   AUTOMATIC COMMON EXCHANGE SECURITIES

                         (SUBJECT TO EXCHANGE INTO SHARES OF
                       COMMON STOCK OF DOLE FOOD COMPANY, INC.)

                                UNDERWRITING AGREEMENT
                       ---------------------------------------



                                                           . . . . . .  , 1996
Goldman, Sachs & Co.,
As representatives of the several Underwriters named in Schedule I hereto,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

    Dole Food Automatic Common Exchange Security Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate
of .......... of the $  .   Automatic Common Exchange Securities of the Trust
specified above (the "Firm Securities") and, at the election of the
Underwriters, up to an aggregate of  additional $  .   Automatic Common Exchange
Securities (the "Optional Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities").

    The $  .   Automatic Common Exchange Securities of the Trust to be
outstanding after giving effect to the sales contemplated hereby are hereinafter called the "Automatic Common Exchange Securities." Each Automatic Common Exchange Security will be exchanged for shares of Common Stock, no par value
("Stock"), of Dole Food Company, Inc. (the "Company") on .........., 1999 (the
"Exchange Date") to be delivered pursuant to a purchase agreement (the "Purchase Agreement") among the Trust and David H. Murdock as trustee of the David H. Murdock Living Trust dated May 28, 1986, as amended, and in his individual capacity (together, the "Seller"). The Trust has entered into the Purchase Agreement with the Seller pursuant to which the Seller has agreed to sell, and the Trust has agreed to purchase, the number of shares of Stock deliverable by the Seller on, or

                                                   S&C DRAFT OF AUGUST 1, 1996


immediately prior to, the Exchange Date. The Seller's obligations under the Purchase Agreement will be secured by a pledge of collateral pursuant to the terms of a collateral agreement between the Seller and The Bank of New York, as collateral agent (the "Collateral Agreement").

    1. (a) The Trust represents and warrants to, and agrees with, each of the Underwriters, the Seller and the Company that:

              (i) A notification on Form N-8A (the "Notification") of registration of the Trust as an investment company has been filed with the Securities and Exchange Commission (the "Commission"); a registration statement on Form N-2 (File No. 333-325) (the "Initial Trust Registration Statement" in respect of the Securities has been filed with the Commission; the Initial Trust Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Trust Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Trust Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Trust Registration Statement, any post-effective amendment thereto or the Trust Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Trust Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Trust Preliminary Prospectus"; the various parts of the Initial Trust Registration Statement and the Trust Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Trust Registration Statement at the time it was declared effective or such part of the Trust Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Trust Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Trust Prospectus";

              (ii) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Investment Company Act of 1940 as amended (the "Investment Company Act" and together with the "Act", the "Acts"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters expressly for use therein;

              (iii) The Notification and the Trust Registration Statement conform, and the Trust Prospectus and any further amendments or supplements to the Notification, the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters expressly for use therein;

              (iv) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies, liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus;

              (v) The Trust has been duly created, is validly existing as a trust under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Amended and Restated Trust Agreement, dated as of
    ............, 1996 among the trustees of the Trust (the "Trustees") and
    Goldman, Sachs & Co., as Sponsor (the "Trust Agreement"); the Trust has all necessary consents, approvals, authorizations, orders, registrations or qualifications, of and from, and has made all declarations and filings with, all courts and governmental agencies and bodies, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; the Trust has no subsidiaries;

              (vi) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission; no person is serving or acting as an officer or trustee of, the Trust except in accordance with the provisions of the Investment Company Act;

              (vii) Each of the Purchase Agreement, the Collateral Agreement, the Administration Agreement between The Bank of New York ("BONY") and the Trust (the "Administration Agreement"), the Custodian Agreement between BONY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BONY and the Trust (the "Paying Agent Agreement"), the Fund Expense Agreement between Goldman, Sachs & Co. and BONY (the "Fund Expense Agreement") and the Fund Indemnity Agreement between Goldman, Sachs & Co. and the Trust (the "Fund Indemnity Agreement") (the Purchase Agreement, the Collateral Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (viii) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such documents required under the Investment Company Act by the holders of the Automatic Common Exchange Securities and the Trustees have been obtained and are in full force and effect;

              (ix) All of the outstanding Automatic Common Exchange Securities have been duly and validly authorized and issued and are fully paid and non-assessable and the form of certificates used to evidence the Automatic Common Exchange Securities is in due and proper form and complies with all provisions of applicable law; the Trust Agreement and the Fundamental Agreements conform to the description thereof contained in the Trust Prospectus;

              (x) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable; the Securities will conform to the description thereof in the Trust Prospectus; no person has rights to registration of any securities because of the filing of the Trust Registration Statement;

              (xi) The issue and sale of the Securities and the compliance by the Trust with all of the provisions of the Securities, this Agreement and each Fundamental Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Trust of the transactions contemplated by this Agreement or the Fundamental Agreements, except such as may be required by the NASD and except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

              (xii) The Fundamental Agreements are in full force and effect and the Trust is not in default in the performance or observance of any obligation, covenant or condition thereunder and, to the knowledge of the Trust, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder; the Trust is not in default in the performance or observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

              (xiii) The statements set forth in the Trust Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

              (xiv) Other than as set forth in the Trust Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (xv) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein;

              (xvi) The Securities and any Automatic Common Exchange Securities outstanding prior to the issuance of the Securities have been approved for listing on the New York Stock Exchange, subject to notice of issuance; the Trust's Registration Statement on Form 8-A under the Exchange Act of 1934, as amended (the "Exchange Act") is effective;

              (xvii) The Trust does not do business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
    Section 517.075, Florida Statutes; and

              (xviii)   [Name of Accountants,] who have certified certain
    financial statements and supporting schedules included in Trust Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

           (b) The Seller represents and warrants to, and agrees with, each of the Underwriters, the Company and the Trust that:

              (i) The David H. Murdock Living Trust dated May 28, 1986, as amended, has been duly created, is validly existing as a trust under the laws of the State of [California], has the power and authority to own its property and to conduct its business and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

              (ii) Each of the Purchase Agreement and the Collateral Agreement has been duly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Seller, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (iii) The compliance by the Seller with all of the provisions of this Agreement, the Purchase Agreement and the Collateral Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the constitutive documents of the David H. Murdock Living Trust dated May 28, 1986, as amended, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of the Seller's properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the compliance by the Seller with or the consummation by the Seller of the transactions contemplated by this Agreement, the Purchase Agreement or the Collateral Agreement, except such as may be required by the NASD and except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of Stock by the Trust pursuant to the Purchase Agreement;

              (iv) The Seller has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) the Seller will have, good and valid title to the shares of Stock to be pledged and assigned by it under the Collateral Agreement, free and clear of all liens, encumbrances, equities or claims other than such liens as have been disclosed to you in writing and as will be released at or before the relevant Time of Delivery and other than those created pursuant to the Collateral Agreement; all consents, approvals, authorizations and orders necessary for the Seller to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement have been obtained; the Seller has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement; and, upon delivery of such shares of Stock and payment therefor pursuant to the Purchase Agreement, good and valid title to such shares of Stock, free and clear of all liens, encumbrances, equities or claims, will pass to the holders of the Securities;

              (v) The representations and warranties of the Seller set forth in Section 3 of the Collateral Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement;

              (vi) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters expressly for use therein; and

              (vii) The Trust Registration Statement conforms, and the Trust Prospectus and any further amendments or supplements to the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and does not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters expressly for use therein.


         (c) The Company represents and warrants to, and agrees with, each of the Underwriters, the Trust and the Sellers that:

              (i)      A registration statement on Form S-3 (File No. 333-....)
    (the "Initial Company Registration Statement") in respect of the shares of Stock deliverable pursuant to the Purchase Agreement has been filed with the Commission; the Initial Company Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Company Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Company Registration Statement, any post-effective amendment thereto or the Company Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Company Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Company Preliminary Prospectus"; the various parts of the

    Initial Company Registration Statement and the Company Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the Initial Company Registration Statement became effective or such part of the Company Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective or such part of the Company Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Company Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Company Prospectus"; the Trust Registration Statement and the Company Registration Statement are hereinafter collectively called the "Registration Statements" and the Trust Prospectus and the Company Prospectus are hereinafter collectively called the "Prospectuses"; any reference herein to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be; any reference to any amendment or supplement to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include any documents filed after the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such Company Preliminary Prospectus or Company Prospectus, as the case may be; and any reference to any amendment to the Company Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Company Registration Statement that is incorporated by reference in the Company Registration Statement);

              (ii) No order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or by the Seller expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

              (iii) The documents incorporated by reference in the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Company Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein;

              (iv) The Company Registration Statement conforms, and the Company Prospectus and any further amendments or supplements to the Company Registration Statement or the Company Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and does not and will not, as of the applicable effective date as to the Company Registration Statement and any amendment thereto and as of the applicable filing date as to the Company Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or by the Seller expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

              (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development relating specifically to the Company which the Company reasonably believes will involve a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus;

              (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus;

              (vii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Company Prospectus;

              (viii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties (with such exceptions as would not have a material adverse effect on the transactions contemplated hereby or on the Company and its subsidiaries taken as a whole), nor will such action result in any violation of the provisions of the Articles of Association or By-laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for sale of the Stock or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the NASD or the registration under the Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares of Stock pursuant to the Purchase Agreement;

              (ix) Other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (x) The Stock is listed on the New York Stock Exchange and the Pacific Stock Exchange; and

              (xi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

    2. Subject to the terms and conditions herein set forth, (a) the Trust agrees, to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $..... per security, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Seller agrees to cause the Trust, and the Trust agrees, to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such aggregate number of Optional Securities by a fraction, the numerator of which is the maximum aggregate number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum aggregate number of Optional Securities which all of the Underwriters are entitled to purchase hereunder. The agreements in this Section made by the Trust are for the benefit of and enforceable by the Underwriters. The agreements in this Section made by the Underwriters are for the benefit of and enforceable by the Seller and the Trust.

    The Trust hereby grants to the Underwriters the right to purchase at their election up to ........ Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Trust, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section (4) hereof) or, unless you and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

    As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust as specified in the Purchase Agreement, the Seller hereby agrees to pay at each Time of Delivery (as defined in Section 4 hereof) to Goldman, Sachs
& Co., for the accounts of the several Underwriters, an amount equal to $......
per Security for the Securities to be delivered at such Time of Delivery. Alternatively, as a matter of convenience, Goldman, Sachs & Co. may deduct such amount from the purchase price of the Securities and in such event the Seller shall be deemed to have paid the same.

    3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

    4. (a) The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co. for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in Federal (same day) funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities,
9:30 a.m., New York City time, on ................, 1996 or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as the Underwriters and the Trust may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Sullivan & Cromwell, 444 South Flower Street, Los Angeles, California 90071 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery.

A meeting will be held at the Closing Location at ......... p.m., Los Angeles time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

    5.   (a)  The Trust agrees with each of the Underwriters:

         (i) To prepare the Trust Prospectus in a form approved by you and to file such Trust Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Trust Registration Statement or Trust Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Trust Registration Statement has been filed or becomes effective or any supplement to the Trust Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or prospectus or any order pursuant to Section 8(e) of the Investment Company Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Trust Registration Statement or Trust Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or prospectus or suspending any such qualification or order pursuant to Section 8(e) of the Investment Company Act, to promptly use its best efforts to obtain the withdrawal of such order;

         (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Trust shall not be required to qualify as a foreign trust or association or to file a general consent to service of process in any jurisdiction;

         (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Trust Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Trust Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Trust Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Trust Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Trust Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Trust Prospectus or a supplement to the Trust Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Trust Prospectus complying with Section 10(a)(3) of the Act;

         (iv) To make generally available to the Trust's securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Trust Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Trust thereunder (including, at the option of the Trust, Rule 158);

         (v) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Trust Prospectus under the caption "Use of Proceeds";

         (vi) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange (the "Exchange"); and

         (vii) If the Trust elects to rely upon Rule 462(b), the Trust shall file a Trust Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Trust shall at the time of the filing either pay to the Commission the filing fee for the Trust Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         (b)  The Company agrees with each of the Underwriters:

         (i) To prepare the Company Prospectus in a form approved by you and to file such Company Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Company Registration Statement or Company Prospectus prior to such Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Company Prospectus or any amended Company Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Company Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus, of the suspension of the qualification of the shares of Stock to be delivered pursuant to the Purchase Agreement for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Company Registration Statement or Company Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

         (ii) Promptly from time to time to take such action as you may reasonably request to qualify the shares of Stock for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Company Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Company Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which it is necessary to amend or supplement the Company Prospectus in order that the Trust Prospectus as then amended or supplemented would not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Trust Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Company Prospectus or to file under the Exchange Act any document incorporated by reference in the Company Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Company Prospectus or a supplement to the Company Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Company Prospectus complying with Section 10(a)(3) of the Act;

         (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Company Registration Statement (as defined in Rule 158(c) of the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

         (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Company Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

         (vi) To furnish to the holders of the Securities and to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and to make available to its shareholders, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Company Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (vii) During a period of five years from the effective date of the Company Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Stock or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

         (viii) If the Company elects to rely upon Rule 462(b), the Company shall file a Company Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay or cause to be paid to the Commission the filing fee for the Company Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         (c) The Seller agrees with each of the Underwriters, during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Company Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without your prior written consent.

    6. The Trust, the Company and the Seller covenant and agree with one another and with the several Underwriters that (a) the Seller will pay or cause to be paid (i) the fees, disbursements and expenses of the Company's counsel and the Seller's counsel and the Company's accountants in connection with the registration of the Securities and the Stock under the Act; (ii) all other expenses in connection with the preparation, printing and filing of the Notification, the Registration Statements, any Trust Preliminary Prospectus and Company Preliminary Prospectus and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers which are not otherwise specifically provided for in this section; (iii) the cost of printing or producing Blue Sky Memoranda in connection with the offering, purchase, sale and delivery of the Securities and Stock; (iv) all expenses in connection with the qualification of the Securities and Stock for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) all fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Securities and all costs and expenses incident to the listing of the Securities on the New York Stock Exchange; (vii) the cost of preparing certificates representing the Securities; (viii) the cost and charges of any transfer agent or registrar for the Securities; (ix) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by the Seller; and (x) all other costs and expenses incident to the performance by the Trust, the Company and the Seller of their respective obligations hereunder which are not otherwise specifically provided for in this Section; (b) the Company will pay or cause to be paid (i) the cost of preparing stock certificates; and (ii) the cost and charges of any transfer agent or registrar for the Stock and (c) Goldman, Sachs & Co. will pay or cause to be paid all fees, disbursements and expenses of the Trust's counsel and the Trust's accountants in connection with the registration of the Securities under the Act. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

    7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust, the Company and the Seller herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust, the Company and the Seller shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectuses shall have been filed with the Commission pursuant to Rule 424(b) or Rule 497(h), as applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company and the Trust have elected to rely upon Rule 462(b), the Company Rule 462(b) Registration Statement and the Trust Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statements or any part thereof, and no order pursuant to Section 8(e) of the Investment Company Act, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Sullivan & Cromwell, counsel for the Underwriters and the Trust, shall have furnished to you their opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Counsel for the Company and the Seller satisfactory to you, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I;

         (d) On the date of the Trust Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Trust Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery,
 ........... shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, in the form set forth as Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Trust Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

         (e) On the date of the Company Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Company Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex III hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex III(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Company Registration Statement and as of each Time of Delivery is attached as Annex III(b) hereto);

         (f) (i) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, (ii) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Company Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus, and (iii) since the respective dates as of which information is given in the Company Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus, the effect of which, in any such case described in Clause (i), (ii) or (iii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

         (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the securities of the Company or the Trust on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

         (i) The Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

         (j) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and the Seller shall have delivered to the Collateral Agent the number of shares of Stock required by the Collateral Agreement to be initially pledged thereunder in accordance with the requirements of the Collateral Agreement;

         (k) The Trust and the Company shall have complied with the provisions of Section 5(a)(iii) and 5(b)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

         (l) The Trust, the Company and the Seller shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers or trustees of the Trust, the Company and the Seller, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Company and the Seller herein and in the Purchase Agreement and Collateral Agreement at and as of such Time of Delivery, as to the satisfaction and performance by the Trust, the Company and the Seller of all of their respective obligations hereunder and thereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

    8. (a) (i) The Company and the Seller will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company and the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating only to the Seller made in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus or any such amendment or supplement in reliance upon and in conformity with information furnished to the Company by the Seller expressly for use therein. (ii) The Seller will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Trust Preliminary Prospectus, the Trust Registration Statement or the Trust

Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Trust Preliminary Prospectus, the Trust Registration Statement or the Trust Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust by any Underwriter through Goldman, Sachs & Co. expressly for use therein.


         (b) Each Underwriter will indemnify and hold harmless the Company, the Trust and the Seller against any losses, claims, damages or liabilities to which the Company, the Trust or the Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Trust and the Seller for any legal or other expenses reasonably incurred by the Company, the Trust or the Seller in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Trust and the Seller on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Trust and the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Trust and the Seller bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the Seller on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust, the Seller and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e)  The obligations of the Company and the Seller under this Section
8 shall be in addition to any liability which the Company and the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Trust, the Company or the Seller within the meaning of the Act.

    9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company, the Seller and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company, the Seller and the Trust that you have so arranged for the purchase of such Securities, or the Company, the Seller and the Trust notify you that it has so arranged for the purchase of such Securities, you or the Company, the Seller and the Trust shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectuses, or in any other documents or arrangements, and the Company, the Seller and the Trust agree to file promptly any amendments to the Registration Statements or the Prospectuses which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Seller and the Trust as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company, the Seller and the Trust shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Seller and the Trust as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company, the Seller and the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Underwriters to purchase and of the Trust to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, the Trust or the Seller, except for the expenses to be borne by the Company, the Trust or the Seller and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust, the Seller and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Company or the Seller or any officer or director or controlling person of the Trust, the Company or the Seller and shall survive delivery of and payment for the Securities.

    11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company, the Trust nor the Seller shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Trust as provided herein, the Seller will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company, the Trust and the Seller shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

    12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you [jointly or by Goldman, Sachs & Co. on behalf of you as the representatives].

   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives [at] [in care of Goldman, Sachs & Co.,] 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Trust shall be delivered or sent by mail, telex or facsimile transmission to ...........................; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to the Seller shall be delivered or sent by mail, telex or facsimile transmission to O'Melveny & Myers, 153 E. 53rd Street, New York, New York 10022,
Attention: Charles F. Niemeth, Esq., counsel for the Seller; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Company, the Seller and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Trust, the Seller and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

    15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

   If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company, the Trust and the Seller. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                       Very truly yours,

                                       Dole Food Company, Inc.

                                       By:. . . . . . . . . . . . . . . . . .
                                          Name:
                                          Title:


                                       Dole Food Automatic Common
                                       Exchange Security Trust

                                       By:. . . . . . . . . . . . . . . . . .
                                          Name:
                                          Title:

                                       By:. . . . . . . . . . . . . . . . . .
                                          Name:
                                          Title:

                                       By:. . . . . . . . . . . . . . . . . .
                                          Name:
                                          Title:



                                       each a trustee of Dole Food Automatic
                                       Common Exchange Security Trust

                                       David H. Murdock in his individual
                                       capacity and as trustee of the David H.
                                       Murdock Living Trust dated May 28, 1986, as amended

                                       By:. . . . . . . . . . . . . . . . . .
                                          Name:  David H. Murdock

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:. . . . . . . . . . . . . . . . . . .
          (Goldman, Sachs & Co.)

                                      SCHEDULE I


                                                                NUMBER OF
                                            NUMBER OF      OPTIONAL SECURITIES
                                         FIRM SECURITIES     TO BE PURCHASED
                                              TO BE        IF MAXIMUM OPTION
              UNDERWRITER                   PURCHASED           EXERCISED
              -----------                   ---------           ---------
Goldman, Sachs & Co.
[NAMES OF OTHER UNDERWRITERS]
         Total

                                                          Draft of July 29, 1996


                                                                         ANNEX I



      (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Hawaii with corporate power to own or lease its properties and to carry on its business as described in the Company Prospectus;

      (ii) The Company has, as of the date of the consolidated balance sheet of the Company included in the most recent Annual Report on Form 10-K filed prior to the date of such opinion and incorporated by reference in the Company Prospectus, the authorized capital stock as set forth in such balance sheet; the Company has, as of December 30, 1995, authorized 80 million shares of Stock, no par value, and 30 million shares of preferred stock, no par value; the shares of Stock to be delivered by the Seller in pledge pursuant to the Collateral Agreement have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and non-assessable; and the description of the capital stock of the Company included in the Company Prospectus under the caption "Description of Capital Stock" insofar as it summarizes provisions of the Articles of Association and By-laws of the Company, fairly presents the information required by Form S-3;

      (iii) Except as disclosed in the Company Prospectus, such counsel has not given substantive attention on behalf of the Company to, or represented the Company in connection with, any actions, suits or proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is subject, before any court, arbitrator or governmental agency which individually or in the aggregate are material to the Company and its subsidiaries, taken as a whole;

      (iv) The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of the Company; this Agreement has been duly executed and delivered by the Company;

      (v) The Company's performance of its obligations under this Agreement and consummation of the transactions contemplated hereby will not (a) violate, breach or result in a default under any agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the Company's most recent fiscal year, (b) violate the Company's Articles of Association or By-laws, or (c) breach or otherwise violate any existing obligation of or restriction on the Company under any order of any California, Hawaii or federal court or governmental authority binding on the Company identified in an attached certificate;

      (vi) No consent, approval, permit or order of any federal, California or New York governmental authority is required on the part of the Company for the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the NASD or the registration under the Act of the Securities or as may be required under state or other securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

      (vii) Each of the Registration Statements has been declared effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

      (viii) Each of the Registration Statements and each of the Prospectuses (excluding the documents incorporated by reference in the Company Prospectus (the "Incorporated Documents")), and each amendment or supplement thereto, as of their respective effective or issue dates and as of such Time of Delivery, each appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-3 and Form N-2, as applicable, under the Acts and the related rules and regulations of the Commission thereunder (except that such need express no opinion as to the financial statements or other financial data included or required to be included therein); the Incorporated Documents, as of their respective dates, each appeared on its face to comply in all material respects with the requirements as to forms for reports on Form 10-K and Form 10-Q, as the case may be, under the Exchange Act and the related rules and regulations of the Commission thereunder in effect at the respective dates of their filing (except that such counsel need express no opinion as to the financial statements or other financial data included or required to be included therein);

      (ix) The statements included in the Prospectuses under the captions "Underwriting", [other] insofar as such statements summarize provisions of documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein;

      (x) The David H. Murdock Living Trust dated May 28, 1986, as amended, has been duly created, is validly existing as a trust under the laws of the State of [California], has the power and authority to own its property and to conduct its business and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

      (xi) This Agreement has been duly authorized, executed and delivered by the Seller; each of the Purchase Agreement and the Collateral Agreement has been duly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Seller, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

      (xii) The compliance by the Seller with all of the provisions of this Agreement, the Purchase Agreement and the Collateral Agreement and the consummation of the transactions herein and therein contemplated will not violate, breach or result in any default under, (a) any existing obligation of the Seller under any agreement listed in the Seller's Certificate attached to such opinion, or (b) any existing obligation of the Seller listed in the Seller's Certificate under any order of any California or federal court or governmental authority binding on the Seller or the property of the Seller, or (c) the constitutive documents of the David H. Murdock Living Trust dated May 28, 1986, as amended;

      (xiii) No consent, approval, permit or order of any federal, California or New York court or governmental authority is required on the part of the Seller for the consummation of the transactions contemplated by this Agreement, the Purchase Agreement and the Collateral Agreement in connection with the Securities and Stock to be pledged, assigned or sold thereunder, except such as have been obtained under the Act and such as may be required by the NASD or under state securities laws in connection with the purchase and distribution of the Securities and the Stock; the Seller has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by the Seller pursuant to the Collateral Agreement;

      (xiv) Seller has good and valid title to the shares of Stock pledged and assigned by the Seller pursuant to the Collateral Agreement as of such Time of Delivery, free and clear of any adverse claims; the shares of Stock pledged by the Seller as of such Time of Delivery have been duly and validly assigned, delivered and pledged by the Seller under the Collateral Agreement and such Collateral Agreement, together with such assignment, delivery and pledge, creates, as security for the performance of the obligations of the Seller under the Purchase Agreement, a valid first priority and perfected security interest in such shares of Stock prior to other liens;

      (xv) Upon payment for and delivery of the shares of Stock pursuant to this Agreement and the Purchase Agreement, the purchasers will own such shares of Stock, free and clear of any adverse claim; and

      (xvi) Upon the occurrence of an Event of Default specified in the Collateral Agreement, the rights of the Collateral Agent with respect to the Collateral, as set forth in the Collateral Agreement, shall immediately become exercisable in accordance with the terms of the Collateral Agreement, and such rights will be not be subject to any stay pursuant to Section 362(a) of the Bankruptcy Code.

      In addition to the foregoing, such counsel shall state that while in connection with their participation in the preparation of the Registration Statements and the Prospectuses, such counsel have not independently verified the accuracy or completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by such counsel and the knowledge available to such counsel are such that they are unable to assume and they do not assume any responsibility for such accuracy, completeness or fairness, on the basis of such counsel's review of the Registration Statements, the Prospectuses and the Incorporated Documents and such counsel's participation in conferences in connection with the preparation of the Registration Statements and the Prospectuses, and relying as to materiality to a large extent upon opinions of Company officers and other representatives, such counsel do not believe that the Registration Statements (excluding the Incorporated Documents) and the Incorporated Documents, considered as whole, as of the effective date of the Registration Statements, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such counsel do not believe that the Prospectuses and the Incorporated Documents, considered as a whole, on the date of the Prospectuses or as of such Time of Delivery, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that they do not know of any contract or other document of a character required to be filed as an exhibit to either of the Registration Statements which is not filed as required. Such opinion may be limited to matters governed by Federal laws of the United States or the laws of the States of Hawaii, California or New York.

                                                                     ANNEX III


   Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

        (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

        (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

        (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

        (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

        (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

        (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

            (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                                        III-2

            (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                        III-3